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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2006
Las Vegas Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4000 W. Ali Baba Lane Suite D, Las Vegas, Nevada	89118

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-871-7111
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-3.2
EX-3.3
EX-3.4
EX-3.5
EX-3.6

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On July 14, 2006, Las Vegas Gaming, Inc. filed a Certificate of Correction (the “Certificate of Correction”) with the Nevada Secretary of State relating to a Certificate of Amendment to Articles of Incorporation that was filed with the Nevada Secretary of State on December 8, 2005 (the “Certificate of Amendment”). The purpose of the Certificate of Correction was to provide for a specific number of shares of the Company’s common stock, $.001 par value, to be designated as “Common Stock Series A.” Accordingly, as stated in the Certificate of Correction, 25,000,000 shares of the Company’s 90,000,000 shares of common stock, $.001 par value, shall be designated as “Common Stock Series A.”
     On July 17, 2006, Las Vegas Gaming, Inc. filed the following documents with the Nevada Secretary of State:
•	Certificate of Designation for Series A Convertible Preferred Stock;

•	Certificate of Designation for Series B Convertible Preferred Stock;

•	Certificate of Designation for Series C Convertible Preferred Stock;

•	Certificate of Designation for Series D Convertible Preferred Stock; and

•	Certificate of Designation for Common Stock.
     The Certificates of Designation related to the company’s prior issuances of preferred stock. As a result of the Certificates of Designation, the company will have 7,425,000 shares of undesignated preferred stock, $.001 par value, remaining. Through the Certificate of Designation for Common Stock, the Board of Directors designated as a separate series the remaining 65,000,000 shares of common stock as “Common Stock.” As a result of the Certificate of Designation for Common Stock, the company no longer has any shares of undesignated common stock, $.001 par value, remaining. As of the date of this Form 8-K, the company has not issued any shares of Common Stock.
     For additional information concerning the foregoing, reference is made to the Certificate of Correction and the Certificates of Designation, which are attached as exhibits hereto and incorporated by reference herein.
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SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 – Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Name

Exhibit 3.1	Certificate of Correction, as filed with the Nevada Secretary of State on July 14, 2006.

Exhibit 3.2	Certificate of Designation for Series A Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.3	Certificate of Designation for Series B Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.4	Certificate of Designation for Series C Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.5	Certificate of Designation for Series D Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.6	Certificate of Designation for Common Stock, as filed with the Nevada Secretary of State on July 17, 2006.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.

Date: July 17, 2006	By:	/s/ Russell R. Roth

Russell R. Roth, Chief Executive Officer, Chief
Financial Officer, Secretary, Treasurer and
Chairman
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INDEX TO EXHIBITS

Exhibit	Name

Exhibit 3.1	Certificate of Correction, as filed with the Nevada Secretary of State on July 14, 2006.

Exhibit 3.2	Certificate of Designation for Series A Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.3	Certificate of Designation for Series B Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.4	Certificate of Designation for Series C Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.5	Certificate of Designation for Series D Convertible Preferred Stock, as filed with the Nevada Secretary of State on July 17, 2006.

Exhibit 3.6	Certificate of Designation for Common Stock, as filed with the Nevada Secretary of State on July 17, 2006.
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